Exhibit 4.01

[LOGO] INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA COMMON STOCK – $0.01 PER VALUE SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT CUSIP 609027 10 7 Is The Owner of SPECIMEN SHARES OF THE COMMON STOCK OF MONARCH CASINO & RESORT, INC. transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar. In Witness Whereof, the Corporation has caused this Certificate to the signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation. Dated: TREASURER [SEAL] PRESIDENT COUNTERSIGNED: BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. 1717 ARCH ST., STE. 1300, PHILADELPHIA, PA 19103 TRANSFER AGENT BY: AUTHORIZED SIGNATURE

MONARCH CASINO & RESORT, INC. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common UNIF GIFT MIN ACT — Custodian TEN ENT — as tenants by the entireties (Cust) (Minor) under Uniform Gifts to Minors JT TEN — as joint tenants with right of survivorship Act (State) and not as tenants in common Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For Value Received, hereby sell, assign and transfer unto PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises. Dated, , 19 . X X SPECIMEN Signature Guaranteed: NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever. IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A COMMERCIAL BANK OR A TRUST COMPANY.